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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): October 29, 1999





                      CONSECO FINANCE SECURITIZATIONS CORP.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    333-85119-01                41-1807858
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(State or other jurisdiction         (Commission               (IRS employer
     of incorporation)               file number)            identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400


                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

         Not applicable.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         (a)    Financial statements of businesses acquired.

                Not applicable.

         (b)    Pro forma financial information.

                Not applicable.

         (c)    Exhibits.

                The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.




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               Exhibit No.          Description
               -----------          -----------

                  99.1 Computation Material of Bear Stearns & Co., Inc., dated October 29, 1999, distributed in connection with $236,500,000 (approximate) Class A-1 through Class A-6, Class M-1 and Class M-2 Notes for
                                    Home Loans, Series 1999-G, issued by Conseco
                                    Finance Home Loan Trust 1999-G, formed by
                                    Conseco Finance Securitizations Corp.

                  99.2 Computation Material of Bear Stearns & Co., Inc., dated October 29, 1999, distributed in connection with $34,375,000 (approximate) Class B-1 and Class B-2 Certificates for Home Loans, Series 1999-G, issued by Conseco Finance Home Loan Trust 1999-G, formed by Conseco Finance Securitizations Corp.





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONSECO FINANCE SECURITIZATIONS CORP.



                                    By: /s/ Phyllis A. Knight
                                        -----------------------------------
                                        Phyllis A. Knight
                                        Senior Vice President and Treasurer




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